Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of International Power Group, Ltd. (the "Company") on Form 10-QSB for the period ended June 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   October 21, 2005        By:  /s/ Peter Toscano
                                   -------------------------------------
                                  Peter Toscano, Chief Executive Officer
                                  (Principal Executive Officer)




Dated:   October 21, 2005      By:  /s/ Jack Wagenti
                                  --------------------------------------
                                  Jack Wagenti, Chief Financial Officer
                                  (Principal Financial Officer)